CIMPRESS N.V. Q4 & Fiscal Year 2016 Earnings presentation, commentary & financial results supplement July 27, 2016 1

2 Safe Harbor Statement This presentation and the accompanying notes contain statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to our expectations for the growth, development, and profitability of our business and our business units, the development and success of our mass customization platform, our planned investments in our business, and our outlook described in the section of the presentation entitled “Looking Ahead.” Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make; our failure to develop our mass customization platform or to realize the anticipated benefits of such a platform; our failure to reposition our Vistaprint brand and to promote and strengthen all of our brands; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business and expand our operations; the failure of the businesses we acquire or invest in to perform as expected; our failure to effectively integrate acquired businesses and operations and realize the synergies of those acquisitions; the willingness of purchasers of customized products and services to shop online; unanticipated changes in our markets, customers, or business; competitive pressures; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; changes in the laws and regulations that affect our business; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended March 31, 2016 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

3 Presentation Organization & Call Details • Q4 FY2016 Overview • Q4 FY2016 Operating and financial results • Looking ahead • Supplementary information • Reconciliation of GAAP to non-GAAP results Live Q&A Session: THURSDAY MORNING July 28, 2016, 7:30 a.m. EDT Link from ir.cimpress.com Hosted by: Robert Keane President & CEO Sean Quinn CFO

Our Objectives Strategic To be the world leader in mass customization • Producing, with the reliability, quality and affordability of mass production, small individual orders where each and every one embodies the personal relevance inherent to customized physical products Financial To maximize intrinsic value per share • Defined as (a) the unlevered free cash flow per share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per share

Post-IPO Revenue and Net Income

Revenue



$152
$256
$401
$516
$670
$817
$1,020
$1,167
$1,270
$1,494
$1,788
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

Net Income



$19
$27
$40
$56
$68
$82
$44
$29
$44
$92
$54
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

In USD millions.

5

6 Post-IPO Free Cash Flow & Share Count Operating Cash Flow (USD, millions) Free Cash Flow (USD, millions) Operating & Free Cash Flow(1) FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 $35 $54 $89 $130 $160 $165 $147 $142 $154 $242 $247 $7 ($13) $19 $46 $52 $121 $95 $54 $72 $157 $152 Shares Outstanding (2) FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 42.6 45.4 46.0 44.6 45.3 45.0 39.0 34.5 34.2 33.8 33.0 (1)During fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring a change related to the presentation of excess tax benefits on the consolidated statement of cash flows, which we elected to apply on a retrospective basis for all periods shown on this slide. Please see reconciliation of non-GAAP measures at the end of this presentation. (2)GAAP weighted average diluted shares outstanding in millions for the full year

7 Q4 Financial Performance • Good Q4 revenue growth year-over-year – Constant currency • 11% excluding acquisitions in last 4 quarters • 26% consolidated, including recent acquisitions – Reported (USD) growth • 26% consolidated revenue growth at reported currency rates • Q4 GAAP operating income up slightly year over year – Increased profits in Vistaprint and Upload and Print business units partially offset by increased investments and amortization expense • Q4 adjusted NOPAT down slightly year-over-year 7 Consolidated

Vistaprint Business Unit

- Continued traction with customer value proposition improvements
  - 10% constant-currency growth for full year; 12% for Q4
  - 6% reported revenue growth for full year; 11% for Q4
  - Double-digit repeat bookings growth
  - New customer count growth for first time in 3 years
  - Continued growth in gross profit per customer
  - Focus categories growing faster than VBU average
- Vistaprint ad spend up in absolute dollars, but down as a percent of revenue due to efficiencies from repeat revenue growth and typical fluctuations



TTM Bookings: New & Repeat Mix(1)
% TTM Bookings from new orders
% TTM Bookings from repeat orders
28% 28% 27% 27% 27% 27% 26% 26% 26%
72% 72% 73% 73% 73% 73% 74% 74% 74%
Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16



Vistaprint BU Advertising Spend
20% 22% 22% 24% 22% 23% 21% 22% 21%
$52 $56 $76 $65 $59 $62 $73 $64 $65
Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16
Vistaprint BU Advertising Expense
Vistaprint BU Advertising as % of revenue

Note: In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind for year-over-year growth in the current period.
In Q1 2016, Cimpress moved its retail and strategic partner program into a separate business unit. The results of this program were formerly reported as part of the Vistaprint business unit and are now included in the All Other business units reportable segment. All historical results presented here exclude the results of this program for ease of comparison.
(1) In Q2 2016, TTM bookings: New & Repeat Mix for Vistaprint BU was recast to reflect a change in the calculation approach for Corporate Solutions bookings.

8

9 • Upload and Print Y/Y growth: – 27% constant-currency growth excluding recent acquisitions for full year; 21% for Q4 – 127% constant-currency revenue growth for full year; 92% for Q4 – 120% reported revenue growth for full year; 94% for Q4 • Full quarter of results from WIRmachenDRUCK acquisition (closed February) Upload and Print Business Units 9 Note: In Q1 2016, Cimpress created a new reportable segment: Upload and Print business units, which includes the results of Alcione, druck.at, Easyflyer, Exagroup, Pixartprinting, Printdeal, Tradeprint and WIRmachenDRUCK. These businesses were formerly included in our All Other reportable segment (with the exception of Alcione and Tradeprint acquired in Q1 FY2016 and WIRmachenDRUCK acquired during Q3 2016).

10 Albumprinter Most of World ● Brazil ● Japan ● India ● China Corporate Solutions ● 3rd parties that sell our products (branded or white- labeled) ● Franchise businesses ● Others • All Other business units Y/Y growth: – 2% constant-currency revenue growth for the full year and 8% decline for Q4 – 6% reported revenue decline for the full year and 8% decline for Q4 • Most of World and Albumprinter B2C growth more than offset by expected year- over-year declines in partner revenue All Other Business Units 10 What businesses are in this reportable segment? Note: In Q2 2016, revenue from the Corporate Solutions Business Unit was recast to reflect a change in the calculation approach.

11 Mass Customization Platform 11 • Remain at the early stages of this multi- year project • Q4 and FY progress across multiple areas: – Growth of talent pool – Integration of acquisitions – Expansion of product offering

12 Adjusted Net Operating Profit by Segment Quarterly, USD in millions Adjusted NOP Adjusted NOP Margin Vistaprint Business Unit 35% 30% 25% 20% 15% 10% 5% 0% Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 $73 $71 $109 $69 $74 $66 $118 $80 $87 Adjusted NOP Adjusted NOP Margin Upload and Print Business Units 35% 30% 25% 20% 15% 10% 5% 0% Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 $5 $5 $6 $3 $12 $11 $15 $16 $18 Adjusted NOP Adjusted NOP Margin All Other Business Units 35% 20% 5% -10% -25% -40% Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 $4 $1 $8 $— $(1) $(1) $7 $(4) $(11) Note: In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind for Vistaprint business unit year-over-year profitability in the current period.

13 Letter to Investors • See letter published July 27, 2016 – Available at ir.cimpress.com – Includes detail that is not contained in this presentation or in our earnings press release • We will review content as part of our August 10, 2016 investor day

Q4 FY2016 Financial & Operating Metrics

15 Q4 FY2016: Revenue Growth Consolidated Note: In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind to year-over-year revenue growth in the current period. (1) Please see reconciliation of non-GAAP measures at the end of this presentation. Year-over-Year Constant Currency Growth excl. TTM acquisitions and joint ventures (1) Year-over-Year Constant Currency Growth (1) Revenue Growth (Constant Currency) Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3 FY16 Q4 FY16 4% 6% 7% 11% 13% 11% 10% 10% 11% 19% 21% 23% 26% 22% 21% 20% 31% 26% Total Revenue (USD, in millions) Year-Over-Year Revenue Growth Total Revenue and Revenue Growth Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $338 $334 $440 $340 $380 $376 $496 $437 $479 21% 21% 19% 19% 13% 13% 13% 29% 26%

2-Year Stacked Quarterly Revenue Growth

Stacked Reported Revenue Growth



32%
12%
20%
27%
9%
18%
22%
6%
16%
11%
12%
(1)%
33%
21%
12%
30%
21%
9%
25%
19%
6%
18%
19%
(1)%
34%
13%
21%
34%
13%
21%
32%
13%
19%
48%
29%
19%
39%
26%
13%
Q4'12+Q4'13
Q1'13+Q1'14
Q2'13+Q2'14
Q3'13+Q3'14
Q4'13+Q4'14
Q1'14+Q1'15
Q2'14+Q2'15
Q3'14+Q3'15
Q4'14+Q4'15
Q1'15+Q1'16
Q2'15+Q2'16
Q3'15+Q3'16
Q4'15+Q4'16
Yr 1
Yr 2

Stacked Constant-Currency Organic Revenue Growth (1)



29%
12%
17%
22%
9%
13%
20%
6%
14%
10%
11%
(1)%
16%
4%
12%
15%
6%
9%
13%
7%
6%
10%
11%
(1)%
17%
13%
4%
17%
11%
6%
17%
10%
7%
21%
10%
11%
24%
11%
13%
Q4'12+Q4'13
Q1'13+Q1'14
Q2'13+Q2'14
Q3'13+Q3'14
Q4'13+Q4'14
Q1'14+Q1'15
Q2'14+Q2'15
Q3'14+Q3'15
Q4'14+Q4'15
Q1'15+Q1'16
Q2'15+Q2'16
Q3'15+Q3'16
Q4'15+Q4'16
Yr 1
Yr 2

(1) Please see reconciliation of non-GAAP measures at the end of this presentation.

16

17 GAAP Net Income GAAP Net Income Margin GAAP Net Income (Loss) (1) 20% 10% 0% -10% Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $1 $24 $64 $9 ($4) $10 $58 ($33) $17 TTM Operating Income TTM Adjusted NOPAT TTM GAAP Operating Income & Adjusted NOPAT Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $86 $94 $102 $101 $96 $92 $99 $77 $78$84 $104 $116 $131 $125 $119 $134 $143 $140 In USD millions. Please see reconciliation of non-GAAP measures at the end of this presentation. (1)During the fourth quarter of fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring the recognition of excess tax benefits as a component of income tax expense which were historically recognized in equity. As the standard requires a prospective adoption, our fiscal 2016 GAAP net income (loss) includes a $3.5M income tax benefit that did not occur in fiscal 2015. As required, our Q1-Q3'16 results have been recast to allocate $2.3M of the overall benefit to Q1-Q3'16 with the remaining $1.2M of tax benefit included as a component of the Q4'16 tax expense. Q4 FY2016: Profit Metrics GAAP Operating Income GAAP Operating Income Margin GAAP Operating Income 20% 10% 0% -10% Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $20 $17 $60 $4 $15 $12 $68 ($18) $16 Adjusted NOPAT Adjusted NOPAT Margin Adjusted NOPAT 20% 10% 0% -10% Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $26 $23 $67 $16 $20 $16 $83 $24 $17

18 Currency Impacts • Impact on both GAAP net income and adjusted NOPAT: – Reduced our YoY revenue growth by 400 bps for the full year; Q4 impact negligible – More limited impact on bottom line due to natural offsets, and an active currency hedging program ($5.9M realized hedging gains for full year and $0.8M for Q4) • Additional below-the-line currency impacts on GAAP net income but excluded from adjusted NOPAT: – Other net currency gains of about $16M for the quarter and $15M for the full year primarily related to unrealized gains on cash flow currency hedges and intercompany loan balances

19 TTM Free Cash Flow (1,2) Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $72 $123 $172 $164 $157 $124 $117 $141 $152 Cash Flow and ROIC Highlights TTM Cash Flow from Operations (2) Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $154 $206 $250 $246 $242 $217 $212 $242 $247 In USD millions, except percentages. Please see reconciliation of non-GAAP measures at the end of this presentation. (1) Free cash flow does not include the value of capital leases. (2) During fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring a change related to the presentation of excess tax benefits on the consolidated statement of cash flows, which we elected to apply on a retrospective basis for all periods shown on this slide. Consolidated $72 $71 $65 $68 $76 $84 $84 $88 $80 TTM Adjusted Return on Invested Capital Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 16% 18% 19% 20% 18% 17% 18% 17% 16% Land & Facilities Mfg & Automation Other CapEx as % of revenue TTM Capital Expenditures Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 6% 5% 5% 5% 5% 5% 5% 5% 5%

Consolidated

Debt Related Metrics


Quarterly Adjusted EBITDA
$49
$51
$97
$43
$50
$50
$114
$60
$59
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16


TTM Adjusted EBITDA
$181
$200
$222
$239
$241
$240
$257
$274
$282
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

*Availability under our senior secured credit facility (In USD, millions)**	06/30/2016
Maximum aggregate available for borrowing	$830.0
Outstanding borrowings of senior secured credit facilities	($400.9)
Remaining amount	$429.1
Limitations to borrowing due to debt covenants and other obligations*	($1.6)
Amount available for borrowing as of June 30, 2016	**$427.5**

**Our borrowing ability under our senior secured credit facility can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as notes, capital leases, letters of credit, and other debt, as well as other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013, January 22, 2014, and September 25, 2014.*

All adjusted EBITDA and credit facility availability information is in USD millions. Please see reconciliation of non-GAAP measures at the end of this presentation.

20

Looking Ahead

22 Revenue Commentary Vistaprint Business Unit Increasing confidence this business can grow at double- digit constant currency rates, but near-term growth will be constrained by Vistaprint shipping price reductions. Upload and Print Business Units Confidence in double-digit organic constant currency revenue growth for foreseeable future, but we expect it to moderate from FY2016 levels. All Other Business Units Growth rates estimated to be suppressed in near term due to partner dynamics. Longer-term we believe there is significant opportunity for growth in this segment.

23 Investment Commentary (1) Figures consolidate 100% of investments in Japan and Brazil, although we own only 51% and 49.99% respectively (2) Investments are not tax effected (3) Please see definitions of non-GAAP financial measures at the end of this letter Approximate Impact of Organic Investments (Millions of USD) Major Organic Investments (1,2) Impact on FY16 Actual FY17 Rounded Estimate Increase/ (Decrease) ($) Increase/ (Decrease) (%) Operating Income and Adjusted NOP $102M $100M ($2M) Not Meaningful Free Cash Flow (3) $114M $110M ($4M) Not Meaningful Diverse Other Organic Investments (2) Impact on FY16 Actual FY17 Rounded Estimate Increase ($) Increase (%) Operating Income and Adjusted NOP $146M $215M $69M 47% +/- Free Cash Flow (3) $176M $250M $74M 42% +/- Total Organic Investments (1,2) Impact on FY16 Actual FY17 Rounded Estimate Increase ($) Increase (%) Operating Income and Adjusted NOP $248M $315M $67M 27% +/- Free Cash Flow (3) $290M $360M $70M 24% +/-

24 Additional Commentary • Full year of WIRmachenDRUCK results in FY17 versus five months in FY16 • Intend to improve comparability of adjusted NOP by segment in FY17 • Year-over-year operating income and adjusted NOP decline from certain partner dynamics expected to be roughly $17 million • New LTI program will increase SBC expense by roughly $15 million +/- from FY16 to FY17 • GAAP effective tax rate now expected to be roughly 20% - 25% for fiscal 2017; cash taxes expected to be significantly higher year-over-year

25 Summary • Clear priorities – Strategic: to be the world leader in mass customization – Financial: to maximize intrinsic value per share • Solid progress in FY 2016 – Investments in technology for common mass customization platform – Continued traction of Vistaprint brand repositioning – Acquisitions performing well as a portfolio • Continued and increased investments in FY2017 in pursuit of significant market opportunity • More detail at upcoming investor day on August 10, 2016

Q&A Session Please go to ir.cimpress.com for the live Q&A call at 7:30 am EDT on July 28, 2016

Q4 & Fiscal Year 2016 Financial and Operating Results Supplement

28 (1) Please see non-GAAP reconciliation to reported revenue growth rates at the end of this presentation. Revenue Growth Rates Consolidated Constant-Currency (1) Reported Constant-Currency Excl. TTM Acquisitions and Joint Ventures (1) Reported Excl. TTM Acquisitions and Joint Ventures (1) 35% 30% 25% 20% 15% 10% 5% 0% -5% Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3 FY16 Q4 FY16 26% 11% FY14 FY15 FY16 Consolidated, constant- currency growth* 8% 23% 24% Constant-currency growth excluding TTM* 4% 9% 11%

29 Reported Revenue by Segment Quarterly, USD in millions Q4 FY2016 Vistaprint business unit (2) 64 % of total revenue 11 % y/y growth 12 % y/y constant currency growth Upload and Print business units 30 % of total revenue 94 % y/y growth 92 % y/y constant currency growth 21 % y/y constant currency growth ex. acquisitions in the last 12 months (1) All Other business units (2) 6 % of total revenue (8)% y/y growth (8)% y/y constant currency growth (1) For a description of acquisition and joint ventures that are excluded from constant currency growth, please see reconciliation to reported revenue growth rates at the end of this presentation. (2) In Q2 2016, revenue from the Corporate Solutions business unit was recast to reflect a change in the calculation approach, resulting in an immaterial change to historical revenue for the Vistaprint and All other reportable segments. Vistaprint business unit Upload and Print business units All Other business units Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3 FY16 Q4 FY16 $262.6 $261.2 $345.5 $268.5 $274.5 $267.5 $354.8 $289.9 $305.0 $43.6 $38.7 $44.0 $38.7 $75.7 $76.5 $93.3 $116.4 $146.5 $32.0 $338.2 $34.0 $333.9 $50.5 $440.0 $32.7 $339.9 $30.3 $380.5 $31.7 $375.7 $48.2 $496.3 $30.6 $436.9 $27.7 $479.2

30 Reported Revenue Growth Upload & Print Business Unit 200% 170% 140% 110% 80% 50% 20% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 74% 98% 112% 201% 94% All Other Business Units 200% 170% 140% 110% 80% 50% 20% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 24% 44% 13% (5)% (6)% (4)% (7)% (8)% Vistaprint Business Unit (1) 200% 170% 140% 110% 80% 50% 20% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 5% 3% 4% 5% 2% 3% 8% 11% (1) In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind to Vistaprint business unit year-over-year growth in the current period.

31 Organic Constant Currency Revenue Growth (excl. TTM acquisitions) Upload & Print Business Unit 50% 40% 30% 20% 10% 0% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 34% 31% 31% 25% 21% All Other Business Units 50% 40% 30% 20% 10% 0% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 11% 8% 16% (4)% 4% 8% (3)% (8)% Vistaprint Business Unit (1) 50% 40% 30% 20% 10% 0% -10% Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 Q1 FY 16 Q2 FY 16 Q3 FY 16 Q4 FY 16 6% 7% 11% 11% 8% 8% 10% 12% (1) In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind to Vistaprint business unit year-over-year growth in the current period.

32 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16 $8.4 $7.9 $5.6 $5.9 $5.7 $6.4 $6.6 $5.3 $6.2 $6.1 $6.0 $5.6 Share-Based Compensation Note: Share-based compensation excludes SBC-related tax adjustment. Q1FY14 and Q2 FY14 includes expense related to the RSA grants as part of the Webs acquisition. Consolidated FY14 $27.8 FY15 $24.1 FY16 $23.8 Quarterly, USD in millions

33 Balance Sheet Highlights Balance sheet highlights, USD in millions, at period end 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 Total assets $1,299.8 $1,343.7 $1,302.5 $1,486.5 $1,463.9 Cash and cash equivalents $103.6 $93.8 $73.2 $76.7 $77.4 Total current assets $216.1 $217.4 $197.4 $204.2 $200.8 Property, plant and equipment, net $467.5 $495.1 $490.6 $497.2 $493.2 Goodwill and intangible assets $551.7 $564.2 $540.7 $706.8 $683.0 Total liabilities $992.6 $1,168.5 $1,079.6 $1,269.9 $1,232.5 Current liabilities $305.7 $311.9 $340.0 $338.0 $335.9 Long-term debt $493.0 $637.3 $528.4 $676.8 $656.8 Shareholders’ Equity attributable to Cimpress NV $248.9 $109.7 $157.7 $151.4 $165.7 Treasury shares (in millions) 10.9 12.7 12.6 12.6 12.5 Consolidated

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

35 About Non-GAAP Financial Measures • To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: adjusted EBITDA, free cash flow, trailing twelve month return on invested capital, adjusted NOPAT, constant-currency revenue growth and constant-currency revenue growth excluding revenue from acquisitions and joint ventures from the past twelve months. Please see the next two slides for definitions of these items. • The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this presentation. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  • Cimpress' management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or benefits or discrete cash charges or benefits that are infrequent in nature. These non-GAAP financial measures also have facilitated management’s internal comparisons to Cimpress' historical performance and our competitors’ operating results.

36 Non-GAAP Financial Measures Definitions Non-GAAP Measure Definition Free Cash Flow FCF = Cash flow from operations – capital expenditures – purchases of intangible assets not related to acquisitions – capitalized software expenses + payment of contingent consideration in excess of acquisition-date fair value + gains on proceeds from insurance Adjusted Net Operating Profit After Tax (Adjusted NOPAT) Adjusted NOPAT = GAAP operating income - cash taxes attributable to the current period (see definition below) + the impact of M&A related items including acquisition-related amortization and depreciation, the change in fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense + the impact of unusual items such as discontinued operations, restructuring charges, and impairments - interest expense related to our Waltham office lease + realized gains or losses from currency forward contracts that are not included in operating income as we do not apply hedge accounting Cash Taxes Attributable to the Current Period included in Adjusted NOPAT As part of our calculation of adjusted NOPAT, we subtract the cash taxes attributable to the current period operations, which we define as the actual cash taxes paid or to be paid adjusted for any non-operational items and excluding the excess tax benefit from equity awards. Adjusted NOP by Segment (1) Adjusted Net Operating Profit as defined above in adjusted NOPAT definition, less cash taxes which are not allocated to segments. Trailing Twelve Month Return on Invested Capital ROIC = adjusted NOPAT / (debt + redeemable non-controlling interest + total shareholders equity – excess cash) Adjusted NOPAT is defined above. Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero Operating leases have not been converted to debt Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Adjusted EBITDA = Operating Income + depreciation and amortization (excluding depreciation and amortization related to our Waltham office lease) + share-based compensation expense + proceeds from insurance + earn-out related charges + certain impairments + realized gains or losses on currency forward contracts - interest expense related to our Waltham office lease Constant-Currency Revenue Growth Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar Constant Currency Revenue Growth, excluding TTM Acquisitions Constant-currency revenue growth excluding revenue from trailing twelve month acquisitions excludes the impact of currency as defined above and, for Q4, revenue from druck.at, Easyflyer, Exagroup, Alcione, Tradeprint, and WIRmachenDRUCK. Two-year stacked constant- currency organic revenue growth Two-year stacked growth is computed by adding the revenue growth from the the current period referenced and that of the same fiscal period ended twelve months prior. Constant-currency revenue growth excluding revenue from trailing twelve month acquisitions is defined directly above. (1)As defined by SEC rules, Adjusted Net Operating Profit by segment is our segment profitability measure, therefore is not considered a non-GAAP measure. We include the reconciliation here for clarity.

37 Reconciliation: Free Cash Flow Q4FY15 Q4FY16 Net cash provided by operating activities $46,922 $52,138 Purchases of property, plant and equipment ($25,708) ($17,794) Purchases of intangible assets not related to acquisitions ($49) ($23) Capitalization of software and website development costs ($4,806) ($8,140) Payment of contingent consideration in excess of acquisition-date fair value $6,806 $8,613 Proceeds from insurance related to investing activities $— $— Free cash flow $23,165 $34,794 In thousands Reference: Value of capital leases $3,432 $291 Note: During fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring a change related to the presentation of excess tax benefits on the consolidated statement of cash flows, which we elected to apply on a retrospective basis for all periods shown on this slide.

Reconciliation: Free Cash Flow

TTM, In thousands

	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15	TTM Q4FY15	TTM Q1FY16	TTM Q2FY16	TTM Q3FY16	TTM Q4FY16
Net cash provided by operating activities	$154,355	$205,923	$249,650	$245,942	$242,022	$216,509	$212,151	$242,140	$247,356
Purchases of property, plant and equipment	($72,122)	($71,229)	($64,905)	($68,228)	($75,813)	($83,522)	($84,410)	($88,349)	($80,435)
Purchases of intangible assets not related to acquisitions	($253)	($263)	($279)	($252)	($250)	($522)	($507)	($502)	($476)
Capitalization of software and website development costs	($9,749)	($11,474)	($12,779)	($14,927)	($17,323)	($18,694)	($22,001)	($22,990)	($26,324)
Payment of contingent consideration in excess of acquisition-date fair value	$—	$—	$—	$1,249	$8,055	$8,055	$8,055	$6,806	$8,613
Proceeds from insurance related to investing activities	$—	$—	$—	$—	$—	$2,075	$3,624	$3,624	$3,624
Free cash flow	$72,231	$122,957	$171,687	$163,784	$156,691	$123,901	$116,912	$140,729	$152,358

Reference:

Value of capital leases	$300	$3,501	$10,061	$10,061	$13,193	$12,385	$6,449	$11,301	$8,160

Note: During fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring a change related to the presentation of excess tax benefits on the consolidated statement of cash flows, which we elected to apply on a retrospective basis for all periods shown on this slide.

38

Reconciliation: Annual Free Cash Flow

Annual, In thousands

	FY06	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14	FY15	FY16
Net cash provided by operating activities	$34,637	$54,377	$89,032	$129,654	$159,973	$165,149	$146,749	$141,808	$153,739	$242,022	$247,356
Purchases of property, plant and equipment	($24,929)	($62,982)	($62,740)	($76,286)	($101,326)	($37,405)	($46,420)	($78,999)	($72,122)	($75,813)	($80,435)
Purchases of intangible assets not related to acquisitions	$0	$0	($1,250)	$0	$0	($205)	($239)	($750)	($253)	($250)	($476)
Capitalization of software and website development costs	($2,656)	($4,189)	($5,696)	($7,168)	($6,516)	($6,290)	($5,463)	($7,667)	($9,749)	($17,323)	($26,324)
Payment of contingent consideration in excess of acquisition-date fair value	$0	$0	$0	$0	$0	$0	$0	$0	$0	$8,055	$8,613
Proceeds from insurance related to investing activities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$3,624
Free cash flow	$7,052	($12,794)	$19,346	$46,200	$52,131	$121,249	$94,627	$54,392	$71,615	$156,691	$152,358

Reference:

Value of capital leases	$0	$0	$0	$0	$0	$0	$0	$0	$300	$13,193	7,869

Note: During fiscal 2016, we adopted Accounting Standards Update (ASU) 2016-09 requiring a change related to the presentation of excess tax benefits on the consolidated statement of cash flows, which we elected to apply on a retrospective basis for all periods shown on this slide.

39

Reconciliation: Adjusted NOPAT

Quarterly, In thousands

	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16
GAAP operating income	$19,744	$16,859	$59,888	$4,341	$15,236	$12,085	$67,609	($17,531)	$16,030
Less: Cash taxes attributable to current period (see below)	($3,241)	($5,313)	($7,353)	($4,666)	($7,656)	($6,833)	($4,362)	($8,392)	($12,649)
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$5,838	$6,908	$5,468	$4,515	$7,374	$9,782	$9,655	$10,879	$10,518
Earn-out related charges (1)	$2,192	$3,677	$3,701	$7,512	$385	$289	$3,413	$883	$1,793
Share-based compensation related to investment consideration	$440	$497	$1,100	$1,499	$473	$802	$1,735	$1,168	$1,130
Certain impairments (2)	$—	$—	$—	$—	$—	$—	$3,022	$37,582	$1,216
Restructuring costs	$2,866	$—	$154	$520	$2,528	$271	$110	$—	$—
Less: Interest expense associated with Waltham lease	$—	$—	$—	$—	$—	($350)	($2,001)	($1,975)	($1,961)
Include: Realized gains on currency forward contracts not included in operating income	($2,177)	($17)	$4,178	$1,802	$1,487	$316	$3,319	$1,391	$837
Adjusted NOPAT	**$25,662**	**$22,611**	**$67,136**	**$15,523**	**$19,827**	**$16,362**	**$82,500**	**$24,005**	**$16,914**

Cash taxes paid in the current period (3)	$5,824	$5,296	$2,261	$3,089	$3,639	$4,709	$6,036	$344	$8,661
Less: cash taxes (paid) received and related to prior periods (3)	($3,288)	($2,860)	($588)	($1,103)	($925)	$359	($2,463)	$4,760	($1,722)
Plus: cash taxes attributable to the current period but not yet paid	$1,485	$936	$608	$1,420	$3,703	$921	$718	$2,343	$5,316
Plus: cash impact of excess tax benefit on equity awards attributable to current period	$77	$2,796	$5,927	$2,115	$2,094	$1,709	$936	$1,705	$1,224
Less: installment payment related to the transfer of IP in a prior year	($857)	($855)	($855)	($855)	($855)	($865)	($865)	($760)	($830)
Cash taxes attributable to current period	$3,241	$5,313	$7,353	$4,666	$7,656	$6,833	$4,362	$8,392	$12,649

(1)Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.
(2)Includes the impact of impairments or abandonments of goodwill and other long-lived assets as defined by ASC 350 - "Intangibles-Goodwill and Other" or ASC 360- "Property, plant, and equipment."
(3)For Q3 FY16, cash taxes paid in the current period includes a cash tax refund of $8,479, which is subsequently eliminated from cash taxes attributable to the current period as it relates to a refund of prior years' taxes generated as a result of prior year excess share-based compensation deduction. Therefore the impact is not included in adjusted NOPAT for the current period.

40

41 (1)Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to cash-based earn-out mechanisms dependent upon continued employment. (2)Includes the impact of impairments or abandonments of goodwill and other long-lived assets as defined by ASC 350- "Intangibles-Goodwill and Other" or ASC 360- "Property, plant, and equipment." (3)For TTM Q3FY16 and Q4FY16, cash taxes paid in the current period includes a cash tax refund of $8,479, which is subsequently eliminated from cash taxes attributable to the current period as it relates to a refund of prior years' taxes generated as a result of prior year excess share-based compensation deduction. Therefore the impact is not included in adjusted NOPAT for the current period. Reconciliation: Adjusted NOPAT TTM, In thousands TTM Q4FY14 TTM Q1FY15 TTM Q2FY15 TTM Q3FY15 TTM Q4FY15 TTM Q1FY16 TTM Q2FY16 TTM Q3FY16 TTM Q4FY16 GAAP operating income $85,914 $94,364 $101,730 $100,832 $96,324 $91,550 $99,271 $77,399 $78,193 Less: Cash taxes attributable to current period (see below) ($20,123) ($20,145) ($21,189) ($20,573) ($24,988) ($26,508) ($23,517) ($27,243) ($32,236) Exclude expense (benefit) impact of: Acquisition-related amortization and depreciation $12,723 $17,327 $20,442 $22,728 $24,264 $27,138 $31,325 $37,690 $40,834 Earn-out related charges (1) $2,192 $5,869 $9,570 $17,082 $15,275 $11,887 $11,599 $4,970 $6,378 Share-based compensation related to investment consideration $4,363 $2,866 $2,037 $3,536 $3,569 $3,874 $4,509 $4,178 $4,835 Certain impairments (2) $0 $0 $0 $0 $0 $0 $3,022 $40,604 $41,820 Restructuring costs $5,980 $5,980 $3,148 $3,540 $3,202 $3,473 $3,429 $2,909 $381 Less: Interest expense associated with Waltham lease $0 $0 $0 $0 $0 ($350) ($2,351) ($4,326) ($6,287) Include: Realized gains on currency forward contracts not included in operating income ($7,048) ($1,856) ($148) $3,786 $7,450 $7,783 $6,924 $6,513 $5,863 Adjusted NOPAT $84,001 $104,405 $115,590 $130,931 $125,096 $118,847 $134,211 $142,694 $139,781 Cash taxes paid in the current period (3) $18,484 $21,097 $16,597 $16,470 $14,285 $13,698 $17,473 $14,728 $19,750 Less: cash taxes (paid) received and related to prior periods (3) ($6,521) ($7,665) ($6,780) ($7,839) ($5,476) ($2,257) ($4,132) $1,731 $934 Plus: cash taxes attributable to the current period but not yet paid $6,036 $4,112 $4,132 $4,449 $6,667 $6,652 $6,762 $7,685 $9,298 Plus: cash impact of excess tax benefit on equity awards attributable to current period $5,552 $6,027 $10,664 $10,915 $12,932 $11,845 $6,854 $6,444 $5,574 Less: installment payment related to the transfer of IP in a prior year ($3,428) ($3,426) ($3,424) ($3,422) ($3,420) ($3,430) ($3,440) ($3,345) ($3,320) Cash taxes attributable to current period $20,123 $20,145 $21,189 $20,573 $24,988 $26,508 $23,517 $27,243 $32,236

Reconciliation: Adjusted NOP by Segment

Quarterly, In thousands

Adjusted Net Operating Profit (NOP):	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Vistaprint business unit	$72,635	$70,836	$108,958	$69,255	$74,493	$66,358	$117,825	$79,791	$86,512
Upload and Print business units	$4,664	$4,520	$5,617	$3,438	$11,692	$10,887	$15,237	$15,880	$17,650
All Other business units	$3,899	$1,433	$8,435	$451	($973)	($1,085)	$6,881	($3,895)	($10,702)
Total	**$81,198**	**$76,789**	**$123,010**	**$73,144**	**$85,212**	**$76,160**	**$139,943**	**$91,776**	**$93,460**
Corporate and global functions	($50,118)	($48,848)	($52,699)	($54,757)	($59,215)	($53,281)	($56,400)	($60,770)	($64,734)
Acquisition-related amortization and depreciation	($5,838)	($6,908)	($5,468)	($4,515)	($7,374)	($9,782)	($9,655)	($10,879)	($10,518)
Earn-out related charges (1)	($2,192)	($3,677)	($3,701)	($7,512)	($386)	($289)	($3,413)	($883)	($1,793)
Share-based compensation related to investment consideration	($440)	($497)	($1,100)	($1,499)	($473)	($802)	($1,735)	($1,168)	($1,130)
Certain impairments (2)	$—	$—	$—	$—	$—	$—	($3,022)	($37,582)	($1,216)
Restructuring charges	($2,866)	$—	($154)	($520)	($2,528)	($271)	($110)	$—	$—
Interest expense for Waltham lease	$—	$—	$—	$—	$—	$350	$2,001	$1,975	$1,961
Total income (loss) from operations	**$19,744**	**$16,859**	**$59,888**	**$4,341**	**$15,236**	**$12,085**	**$67,609**	**($17,531)**	**$16,030**

Note: The following factors, among others, may limit the comparability of adjusted net operating profit by segment:

- We do not allocate support costs across operating segments or corporate and global functions.
- Some of our acquired business units in our Upload and Print business units and All Other business units segments are burdened by the costs of their local finance, HR, and other administrative support functions, whereas other business units leverage our global functions and do not receive an allocation for these services.
- Our All Other business units reporting segment includes our Most of World business unit, which has adjusted NOP losses as it is in its early stage of investment relative to the scale of the underlying business.

Adjusted NOP by segment may be different than the major investment assessment that we publish via letter to investors at year end, where we do estimate and allocate some of the costs included in the "Corporate and global functions" expense category.

(1) Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.
(2) Includes the impact of impairments or abandonments of goodwill and other long-lived assets as defined by ASC 350- "Intangibles-Goodwill and Other" or ASC 360- "Property, plant, and equipment."

42

Reconciliation: ROIC

TTM, In thousands except percentages

	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Total Debt	$444,569	$443,293	$391,761	$421,586	$514,095	$655,317	$547,726	$696,647	$678,511
Redeemable Non-Controlling Interest	$11,160	$10,109	$9,466	$12,698	$57,738	$65,120	$64,833	$64,871	$65,301
Total Shareholders Equity	$232,457	$216,185	$257,835	$235,927	$249,419	$110,072	$158,054	$151,783	$166,076
Excess Cash (1)	$—	$—	($7,972)	($61,617)	($28,874)	($33,271)	$—	$—	$—
Invested Capital (2)	$688,186	$669,587	$651,090	$608,594	$792,378	$797,238	$770,613	$913,301	$909,888
Average Invested Capital (2)	$522,092	$572,293	$619,944	$654,364	$680,412	$712,325	$742,206	$818,383	$847,760

	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15	TTM Q4FY15	TTM Q1 FY16	TTM Q2 FY16	TTM Q3 FY16	TTM Q4 FY16
TTM Adjusted NOPAT	$84,001	$104,405	$115,590	$130,931	$125,096	$118,847	$134,211	$142,694	$139,781
Average Invested Capital (2) (From above)	$522,092	$572,293	$619,944	$654,364	$680,412	$712,325	$742,206	$818,383	$847,760
TTM Adjusted ROIC	16%	18%	19%	20%	18%	17%	18%	17%	16%

(1) Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.
[2](2) Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash

43

Reconciliation: Adjusted EBITDA

Quarterly, In thousands

	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16
GAAP Operating income (loss)	$19,744	$16,859	$59,888	$4,341	$15,236	$12,085	$67,609	($17,531)	$16,030
Depreciation and amortization	$22,936	$24,459	$22,895	$22,325	$27,808	$30,226	$31,805	$34,561	$35,527
Waltham lease depreciation adjustment	$0	$0	$0	$0	$0	($328)	($1,045)	($1,030)	($1,030)
Share-based compensation expense	$5,936	$5,742	$6,384	$6,638	$5,311	$6,190	$6,066	$5,897	$5,619
Proceeds from Insurance	$0	$0	$0	$0	$0	$1,584	$1,553	$0	$824
Interest expense for Waltham lease	$0	$0	$0	$0	$0	($350)	($2,001)	($1,975)	($1,961)
Earn-out related charges	$2,192	$3,677	$3,701	$7,512	$386	$289	$3,413	$883	$1,793
Certain Impairments	$0	$0	$0	$0	$0	$0	$3,022	$37,582	$1,216
Realized gain/(loss) on currency forward contracts	($2,177)	($17)	$4,178	$1,802	$1,487	$316	$3,319	$1,391	$837
Adjusted EBITDA (1,2)	$48,631	$50,720	$97,046	$42,618	$50,228	$50,012	$113,741	$59,778	$58,855

Note: In Q3 FY16 the definition of adjusted EBITDA used in external reporting was modified to include certain impairment charges and adjust for depreciation related to a our Waltham lease resulting in a change to adjusted EBITDA for Q1 and Q2 FY16.

(1) This presentation uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

(2) Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

44

Reconciliation: Adjusted EBITDA

TTM, In thousands

	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15	TTM Q4FY15	TTM Q1FY16	TTM Q2FY16	TTM Q3FY16	TTM Q4FY16
GAAP Operating income (loss)	$85,914	$94,364	$101,730	$100,832	$96,324	$91,550	$99,271	$77,399	$78,193
Depreciation and amortization	$72,281	$81,115	$87,171	$92,615	$97,487	$103,254	$112,164	$124,400	$132,119
Waltham lease depreciation adjustment	$0	$0	$0	$0	$0	($328)	($1,373)	($2,403)	($3,433)
Share-based compensation expense	$27,785	$25,142	$23,653	$24,700	$24,075	$24,523	$24,205	$23,464	$23,772
Proceeds from Insurance	$0	$0	$0	$0	$0	$1,584	$3,137	$3,137	$3,961
Interest expense for Waltham lease	$0	$0	$0	$0	$0	($350)	($2,351)	($4,326)	($6,287)
Earn-out related charges	$2,192	$5,869	$9,570	$17,082	$15,276	$11,888	$11,600	$4,971	$6,378
Certain Impairments	$0	$0	$0	$0	$0	$0	$3,022	$40,604	$41,820
Realized gain/(loss) on currency forward contracts	($7,048)	($6,712)	($148)	$3,786	$7,450	$7,783	$6,924	$6,513	$5,863
Adjusted EBITDA (1,2)	$181,124	$199,778	$221,976	$239,015	$240,612	$239,904	$256,599	$273,759	$282,386

Note: In Q3 FY16 the definition of adjusted EBITDA used in external reporting was modified to include certain impairment charges and adjust for depreciation related to our Waltham lease resulting in a change to adjusted EBITDA for Q1 and Q2 FY16.

(1) This deck uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

(2) Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

45

Reconciliation: Constant-Currency/ex. TTM Acquisitions Revenue Growth Rates

Quarterly

Vistaprint business unit	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3 FY16	Q4 FY16
Reported revenue growth	5%	3%	4%	5%	2%	3%	8%	11%
Currency Impact	1%	4%	7%	6%	6%	5%	2%	1%
Revenue growth in constant currency	6%	7%	11%	11%	8%	8%	10%	12%

Upload and Print business units	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3 FY16	Q4 FY16
Reported revenue growth	n/a	n/a	n/a	74 %	98 %	112 %	201 %	94 %
Currency Impact	n/a	n/a	n/a	26 %	21 %	16 %	2 %	(2)%
Revenue growth in constant currency	n/a	n/a	n/a	100 %	118 %	128 %	203 %	92 %
Impact of TTM Acquisitions	n/a	n/a	n/a	(66)%	(87)%	(97)%	(178)%	(71)%
Revenue growth in constant currency excl. TTM acquisitions	n/a	n/a	n/a	34 %	31 %	31 %	25 %	21 %

All Other business units	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3 FY16	Q4 FY16
Reported revenue growth	24 %	44 %	13 %	(5)%	(6)%	(4)%	(7)%	(8)%
Currency Impact	— %	5 %	12 %	12 %	14 %	12 %	4 %	— %
Revenue growth in constant currency	24 %	48 %	26 %	7 %	7 %	8 %	(3)%	(8)%
Impact of TTM Acquisitions	(13)%	(40)%	(10)%	(11)%	(4)%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	11 %	8 %	16 %	(4)%	4 %	8 %	(3)%	(8)%

Note: In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind to Vistaprint business unit year-over-year growth rate in the current period. Q4 FY2016 Upload & Print revenue growth in constant currency excluding TTM acquisitions excludes the impact of currency and revenue from druck.at, Easyflyer, Exagroup, Alcione, Tradeprint and WIRmachenDRUCK.

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47 Quarterly Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Q1FY16 Q2FY16 Q3 FY16 Q4 FY16 Reported Revenue Growth 9% 6% (1)% 21% 21% 19% 19% 13% 13% 13% 29% 26 % Currency Impact —% —% — % (2)% — % 4% 7% 9% 8% 7% 2% — % Revenue Growth in Constant Currency 9% 6% (1)% 19% 21% 23% 26% 22% 21% 20% 31% 26 % Impact of TTM Acquisitions & JVs —% —% — % (15)% (15)% (16)% (15)% (9)% (10)% (10)% (21)% (15)% Revenue growth in constant currency ex. TTM acquisitions & JVs 9% 6% (1)% 4% 6% 7% 11% 13% 11% 10% 10% 11 % Reported revenue growth rate ex. TTM acquisitions & JVs 9% 6% (1)% 5% 6% 3% 4% 3% 3% 3% 8% 11 % Reported revenue growth rate ex. TTM acquisitions & JVs 9% 6% (1)% 5% 6% 3% 4% 3% 3% 3% 8% 11 % Note: Q4 FY2016 total company revenue growth in constant currency excluding TTM acquisitions and joint ventures excludes the impact of currency and revenue from druck.at, Easyflyer, Exagroup, Alcione, Tradeprint and WIRmachenDRUCK.

48 Total Company FY14 FY15 FY16 Reported Revenue Growth 9.0% 18.0% 20.0 % Currency Impact (1.0)% 5.0% 4.0 % Revenue Growth in Constant Currency 8.0% 23.0% 24.0 % Impact of TTM Acquisitions & JVs (4.0)% (14.0)% (13.0)% Revenue growth in constant currency ex. TTM acquisitions & JVs 4.0% 9.0% 11.0 % Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates Annual FY2016, By Reportable Segments Vistaprint business unit Upload & Print business units All Other business units Reported revenue growth 6% 120% (6)% Currency Impact 4% 7% 8 % Revenue growth in constant currency 10% 127% 2 % Impact of TTM Acquisitions —% (100)% — % Revenue growth in constant currency excl. TTM acquisitions 10% 27% 2 % Note: In Q4 FY2015, we recognized deferred revenue related to group buying activities, a net $3.7 million headwind to Vistaprint business unit year-over-year growth rate in the current period.

Reconciliation: Two-year stacked constant-currency organic revenue growth

Quarterly

	Q4FY12	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16
Reported Revenue Growth	20 %	18 %	16%	12 %	12%	9%	6%	(1)%	21 %	21 %	19 %	19 %	13 %	13 %	13 %	29 %	26 %
Currency Impact	5 %	5 %	1%	— %	—%	—%	—%	— %	(2)%	— %	4 %	7 %	9 %	8 %	7 %	2 %	— %
Revenue Growth in Constant Currency	25 %	23 %	17%	12 %	12%	9%	6%	(1)%	19 %	21 %	23 %	26 %	22 %	21 %	20 %	31 %	26 %
Impact of TTM Acquisitions & JVs	(8)%	(10)%	3%	(1)%	—%	—%	—%	— %	(15)%	(15)%	(16)%	(15)%	(9)%	(10)%	(10)%	(21)%	(15)%
Revenue growth in constant currency ex. TTM acquisitions & JVs	17 %	13 %	14%	11 %	12%	9%	6%	(1)%	4 %	6 %	7 %	11 %	13 %	11 %	10 %	10 %	11 %

2 Year Stacked	Q4'12+ Q4'13	Q1'13+ Q1'14	Q2'13+ Q2'14	Q3'13+ Q3'14	Q4'13+ Q4'14	Q1'14+ Q1'15	Q2'14+ Q2'15	Q3'14+ Q3'15	Q4'14+ Q4'15	Q1'15+ Q1'16	Q2'15+ Q2'16	Q3'15+ Q3'16	Q4'15+ Q4'16
Year 1	17%	13%	14%	11 %	12 %	9 %	6 %	(1)%	4 %	6 %	7 %	11 %	13 %
Year 2	12%	9%	6%	(1)%	4 %	6 %	7 %	11 %	13 %	11 %	10 %	10 %	11 %
Year 1 + Year 2	29%	22%	20%	10 %	16 %	15 %	13 %	10 %	17 %	17 %	17 %	21 %	24 %

Note: Q4 FY2016 total company revenue growth in constant currency excluding TTM acquisitions and joint ventures excludes the impact of currency and revenue from druck.at, Easyflyer, Exagroup, Alcione, Tradeprint and WIRmachenDRUCK.

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